BIGGEST LITTLE INVESTMENTS L.P.

                          ANNOUNCING A UNIT REPURCHASE PROGRAM

                                                                      December
17, 2003

Dear Limited Partner:

Biggest Little Investments L.P. is pleased to announce a unit repurchase program through which all limited partners owning fewer than 100 units of limited partnership interest of Biggest Little Investments L.P. may conveniently sell all of their units for a price of $76 per unit in cash. You will not pay any fees or commissions if you tender your units.

To participate in the program, your signed Acceptance Card along with your ownership certificate(s) must be received by January 27, 2004. You may participate even if you have lost your ownership certificate(s). All the terms of the program are contained in this letter and the Questions and Answers section on the reverse side. Units held in employee benefit plans are not eligible for this program.

The governing documentation of your partnership provides the partnership with the ability to repurchase the limited partnership interests offered to it by the Limited Partners. The partnership currently believes this is an appropriate time to make this liquidity feature available to many of the limited partners.

If you tender your units you will be giving up future potential value from owning the units. The purchase price of $76 is not based on a third party appraisal or valuation and no independent person has given their opinion on the fairness of the offer price.

If you have any questions or would like public financial information for Biggest Little Investments L.P., please call us at (775) 332-9161 or visit our website at www.biggestlittle.com.

                                                Sincerely,


                                                Maxum LLC
                                                General Partner

Detach along perforation
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ACCEPTANCE CARD FOR SELLING UNITS OF BIGGEST LITTLE INVESTMENTS L.P.

THIS COMPLETED CARD, ALONG WITH YOUR OWNERSHIP CERTIFICATE, MUST BE RECEIVED BY JANUARY 21, 2004 AT:

BIGGEST LITTLE INVESTMENTS L.P.
1175 W. MOANA LANE, SUITE 200, RENO, NEVADA 89509

I, the undersigned, owning fewer than 100 units of limited partnership interest of Biggest Little Investments L.P., do hereby authorize the sale of all units of Biggest Little Investments L.P. as indicated below. I also agree to the terms of the program described in the letter dated December 17, 2003.


SELLING ALL UNITS OF LIMITED PARTNERSHIP INTEREST OF BIGGEST LITTLE INVESTMENTS L.P.

SIGN X                                 Print Name
      ----------------------------               ----------------------------

Address:
        ---------------------------        ----------------------------------
        Number and Street                  City, State, Zip Code

Number of Units:
                ------------------

Day or Work Telephone Number:
                             --------------------------

W-9: By signing this card, I certify that the following Tax
Identification Number is accurate and that I am not subject to backup withholding:

---------------------------------------------------
Social Security Number or Tax Identification Number


NOTICE FOR HOLDERS WHO HAVE LOST THEIR CERTIFICATES

If any certificate for your units is not presented along with this signed Acceptance Card, the unpresented units will be deemed lost and your signature above will acknowledge that you agree to the terms and conditions set forth on the reverse side of the Acceptance Card.
                    QUESTIONS AND ANSWERS ABOUT THE SELLING PROGRAM

1. How do I sell my limited partnership interests?

Simply sign and return the attached Acceptance Card with your Biggest Little Investments L.P. ownership certificate(s) in the envelope provided.

2. What will I be paid for my Biggest Little Investments L.P. limited partnership interests?

All selling limited partners will receive $76 per limited partnership interest You will not pay any fees or commissions if you decide to sell your limited partnership interests. If you decide to sell, you must sell all of your Biggest Little Investments L.P. units. Once you indicate that you wish to have your interests redeemed, your decision is irrevocable. Units held through employee benefit plans are not covered by the program and cannot be submitted.


3. When do I receive my money?

The Partnership will mail your check approximately ten business days after the conclusion of the program, which is January 27, 2004. Please allow time for the Postal Service to deliver your check to you. We make no representations as to the tax consequences of your participation.

4. What is a recent price of Biggest Little Investments L.P. units?

There is no established or regular trading market for your units, nor is there another reliable standard for determining the fair market value of the units. The offer price may not reflect the price that you could receive in the open market for your units which could be higher than the offer price.

According to Partnership Spectrum, an independent industry publication, between January 2003 and October 2003, a limited number of units in your partnership were traded in the informal secondary market for units at prices ranging from a high of $78.60 per unit to a low of $65 per unit, with a weighted average cost of approximately $71.31 per unit and without taking into account commissions and other transactional costs.

5. Must I participate in this program?

You do not have to participate in this program. The purpose of this program is to provide a convenient, voluntary service for our limited partners. We make no recommendation as to whether or not you should participate in this redemption program.

6. How much time do I have to participate?

The program will expire on January 27, 2004. Your Acceptance Card and ownership certificate(s) must be received in good order, no later than 5:00 p.m., Nevada time on that date. If the program is extended, the price may be increased in the extension period and you will be entitled to receive the higher price. Acceptance Cards received after January 27, 2004 may automatically be applied to any extension period.

If you need assistance or further information, please call (775) 332-9161 or visit our website at www.biggestlittle.com.



THIS PROGRAM MAY BE EXTENDED, AMENDED AND/OR TERMINATED AT ANY TIME. TENDERS MAY BE REJECTED OR IRREGULARITIES WAIVED OF ANY TRANSMITTAL NOT IN PROPER ORDER. THE PROGRAM IS NOT BEING MADE TO, NOR WILL TENDERS BE ACCEPTED FROM, ANY LIMITED PARTNER IN ANY JURISDICTION IN WHICH THE PROGRAM WOULD NOT COMPLY WITH THE LAWS OF SUCH JURISDICTION. BIGGEST LITTLE INVESTMENTS L.P. DOES MAKE ANY TAX REPRESENTATIONS OR RECOMMENDATIONS AS TO YOUR PARTICIPATION IN THIS PROGRAM.

AFFIDAVIT FOR LOST OWNERSHIP CERTIFICATE(S) OF BIGGEST LITTLE INVESTMENTS L.P.

Note: This affidavit only applies to limited partners who have lost their certificate(s), or who did not enclose their certificate(s).

By signing the front of this Acceptance Card, I agree to the following: I am the lawful owner of the above described certificate(s) and units of limited partnership interest. The certificate(s) has not been endorsed, cashed, negotiated, transferred, assigned or otherwise disposed of. I have made a diligent search for the certificate(s) and have been unable to find it (them) and make this Affidavit for the purpose of inducing the cancellation and replacement or liquidation of the certificate(s) and the sale of the units represented thereby without the surrender of the certificate(s), and hereby agree to surrender the certificate(s) for cancellation should I, at any time, find the certificate(s). I hereby agree, for myself, my heirs, assigns and personal representatives, that in consideration of the proceeds of the sale or the replacement of the units represented by the certificate(s) to completely indemnify, protect and hold harmless Biggest Little Investments L.P., American Stock Transfer & Trust Company and any other party to the transaction (the "Obligees"), from and against all loss, costs and damages, including court costs and attorneys' fees, which they may be subject to or liable for in respect of the cancellation and replacement of the certificate(s). The rights accruing to the Obligees under the preceding sentence shall not be limited by the negligence, inadvertence, accident, oversight or breach of any duty or obligation on the part of the Obligees or their respective officers, employees and agents or their failure to inquire into, contest or litigate any claim, whenever such negligence, inadvertence, accident, oversight, breach or failure may occur or have occurred.

PLEASE DO NOT FORGET TO SIGN THE FRONT OF THIS ACCEPTANCE CARD